UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017 (May 31, 2017)

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrants as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923

Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishun Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On June 1, 2017, Broadcom Limited (“Broadcom” or the “Company”) issued a press release announcing its unaudited financial results for the second fiscal quarter ended April 30, 2017. The Company will host an investor conference call on June 1, 2017 at 2:00 p.m. Pacific Time to discuss these results.

The foregoing description is qualified in its entirety by reference to the press release dated June 1, 2017, a copy of which is attached hereto as Exhibit 99.1.

Item 5.05	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 31, 2017, the Company’s Board of Directors approved amendments to the Company’s Code of Ethics and Business Conduct (the “Code of Conduct”), which applies to all directors, officers and employees of the Company and its controlled subsidiaries. The following is a summary of the substantive amendments to the Code of Conduct: (i) the Compliance Standards and Procedures section was amended to clarify that employees may report violations to Human Resources in addition to their own supervisor and the Chief Compliance Officer; and (ii) two additional sections were added, Environmental Protection and Discrimination & Harassment, to further reinforce the Company’s commitment to, and expectations from, employees on those issues. The amendments took effect upon adoption by the Board.

The foregoing summary of the amendments to the Code of Conduct is qualified in its entirety by reference to the full text of the Code of Conduct, as so amended, which is available in the “Investors Center – Governance” section of our website at www.broadcom.com.

Item 7.01	Regulation FD Disclosures.

Broadcom will be meeting with investors on at the Bank of America Merrill Lynch 2017 Global Technology Conference in San Francisco on June 6, 2017.

Item 8.01	Other Events.

On June 1, 2017, the Company announced that its Board of Directors has declared an interim cash dividend on the Company’s ordinary shares of $1.02 per share. A corresponding distribution will also be paid by Broadcom Cayman L.P. (the “Partnership”), of which the Company is the General Partner, to holders of the Partnership’s restricted exchangeable partnership units (“REUs”) in the amount of $1.02 per REU. The dividend and the distribution are both payable on June 30, 2017 to shareholders or unitholders of record, as applicable, at the close of business (5:00 p.m.), Eastern Time, on June 19, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated June 1, 2017, entitled “Broadcom Limited Announces Second Quarter Fiscal Year 2017 Financial Results and Interim Dividend.”

The information contained in Items 2.02 and 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) the expected benefits of acquisitions, (ii) our plans, objectives and intentions with respect to future operations and products, (iii) our competitive position and opportunities, (iv) the impact of acquisitions on the market for our products, and (v) other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturers and outsourced supply chain; any acquisitions we may make, such as delays, challenges and expenses associated with integrating acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected from such acquisitions, including our pending acquisition of Brocade Communications Systems, Inc.; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; our ability to improve our manufacturing efficiency and quality; increased dependence on a small number of markets; quarterly and annual fluctuations in operating results; cyclicality in the semiconductor industry or in our target markets; global economic conditions and concerns; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of those design wins; rates of growth in our target markets; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; dependence on and risks associated with distributors of our products; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: June 1, 2017

Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer

Broadcom Cayman L.P., by its general partner
Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 1, 2017, entitled “Broadcom Limited Announces Second Quarter Fiscal Year 2017 Financial Results and Interim Dividend.”